Acquisition	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Acquisition	Acquisition
2021
Terminated CN Kansas City Southern (KCS) merger agreement
On September 15, 2021, KCS notified CN that it terminated the previously announced May 21, 2021 definitive merger agreement (the “CN Merger Agreement") under which CN would have acquired KCS.
On August 31, 2021, the Surface Transportation Board (STB) rejected the joint motion by CN and KCS to approve a proposed voting trust agreement. On September 15, 2021, KCS and its Board of Directors announced that the revised acquisition proposal of September 12, 2021 from Canadian Pacific Railway Limited (CP) constituted a "Company Superior Proposal" as defined in the CN Merger Agreement. Consequently, KCS entered into a waiver letter agreement with CN under which KCS agreed to terminate the CN Merger Agreement in order to enter into a merger agreement with CP. As a result, CN received from KCS a merger termination fee of US$700 million ($886 million), recorded in Merger termination fee within the Company’s Consolidated Statements of Income and reflected in Operating activities within the Consolidated Statements of Cash Flows. In addition, KCS also refunded Brooklyn US Holdings, Inc. ("Holdco"), a wholly owned subsidiary of the Company, US$700 million ($886 million) that CN had previously paid as an advance to KCS of US$700 million ($845 million) in connection with KCS’s payment of the termination fee to CP under KCS’s original merger agreement with CP that was terminated on May 21, 2021. The refund received in the third quarter of 2021 was recorded in Transaction-related costs within the Consolidated Statements of Income and reflected in Investing activities within the Consolidated Statements of Cash flows. The US$700 million ($845 million) advance was recorded in Advance to KCS and other transaction costs within the Consolidated Balance Sheets in the second quarter of 2021 and was expensed to Transaction-related costs within the Consolidated Statements of Income in the third quarter of 2021. This advance, along with $63 million of transaction-related costs paid in the second quarter of 2021, was reflected in Investing activities within the Consolidated Statements of Cash flows.
The Company incurred $84 million of transaction-related costs for the year ended December 31, 2021 recorded in Transaction-related costs within the Consolidated Statements of Income. This included $125 million of transaction-related costs, consisting of a $76 million expense for costs previously capitalized to Advance to KCS and other transaction costs within the Consolidated Balance Sheets in the second quarter of 2021 in accordance with the expected application of equity method accounting and $49 million of additional transaction-related costs incurred in the third quarter of 2021; partially offset by $41 million of income generated as a result of the applicable foreign exchange rates prevailing at the time of payment of the US dollar denominated advance to KCS and receipt of the related refund.
The Company also paid $97 million of bridge financing and other fees which were recorded in Interest expense within the Consolidated Statements of Income for the year ended December 31, 2021.
For the year ended December 31, 2021, after accounting for all direct and incremental expenses as well as income generated from the merger termination fee, CN recorded additional income of $705 million ($616 million after-tax), as a result of its strategic decision to bid for KCS.